Fees Summary	Aug. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,152,720
Previously Paid Amount	1,531.00
Total Fee Amount	1,707.49
Total Offset Amount	(0)
Net Fee	$ 176.49